UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):June 7, 2023

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)

Colorado	000-17325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1000, #181, Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		(713) 626-4700

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐  Indicate by check mark whether the registrant is an Emerging growth company

Item 8.01Other Events

1.ERHC Energy Inc. (“ERHC” or the “Company”) has been notified of the order dismissing proceedings in Administrative Proceeding Number 3-19419 regarding the Company which has been published on the website of the US Securities and Exchange Commission.

2.ERHC currently seeks new technical and financial partners for the oil and gas exploration and production licenses (“Licenses”) in which ERHC holds interests.

3.The Licenses include the Nigeria-Sao Tome & Principe Joint Development Zone (“JDZ”) Block 2 in which ERHC and several other contracting companies entered jointly into a Production Sharing Contract (“PSC”) with the Nigeria-Sao Tome & Principe Joint Development Authority (“JDA”).  The contracting companies are negotiating a Joint Operating Agreement to guide operations between them.

4.ERHC and prior partners carried out an extensive exploration campaign under previous PSCs whereby five wells were drilled in three JDZ Blocks which encountered hydrocarbon-bearing reservoir sands.

5.Since then, a comprehensive study has been produced of the JDZ area integrating the petrophysical data from all the wells drilled so far with reprocessed 2D and 3D seismic data, utilizing AVO/Inversion techniques, to assess the hydrocarbon potential in the JDZ Blocks.  The study shows, among other things, numerous undrilled leads calibrated to the wells.

6.Under the auspices of the JDA, ERHC can make the study and foundational datasets available for perusal by credible prospective partners subject to the requisite confidentiality conditions.

7.ERHC also continues to receive solicitations for partnership from license and interest holders in other exploration and production (“E&P”) acreage in the Gulf of Guinea.

8.ERHC’s ability to exploit existing and prospective opportunities will depend on its ability to raise the requisite financing to meet its working capital needs.

Caution on Forward-looking Statements:  Forward-looking statements are subject to a variety of risks and uncertainties.  Investors should therefore not place undue reliance on any forward-looking statements contained herein.  The statements herein speak only as of the date of this report.  Expressly disclaimed hereby is any obligation or undertaking to publicly release any updates or revisions to any of the statements herein to reflect any change in any expectations with regard to the statements or any changes in events, conditions or circumstances on which any forward-looking statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated :06/27/, 2023	By:	/s/ Linda Uwams
		Name:	Linda Uwams
		Title:	Country Manager/Counsel